UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 4, 2009
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                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-14120               23-1462070
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   (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)            File Number)       Identification No.)


  Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania        19477
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             (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

As previously disclosed by Advanta Corp. ("Advanta"), effective as of May 30, 2009, Advanta closed all of its business credit card customers' accounts to future use. As part of its efforts to assist customers during the account closure process, on June 4, 2009, Advanta Bank Corp. (the "Bank"), a wholly-owned subsidiary of Advanta, entered into an agreement with American Express Travel Related Services Company, Inc. ("AETRSC") to extend an invitation for certain of the Bank's customers to apply for an American Express card account. Subject to the terms and conditions of the agreement, the Bank will communicate an invitation to specified Bank customers to apply for a card account with American Express. The invitations may be communicated through various methods of communication. AETRSC may extend such invitations directly to those specified Bank customers. Each party will bear its own costs of communication. The agreement with AETRSC is exclusive, as to certain of the specified customers, for up to sixty days (and for one year as to a limited number of the specified customers). In accordance with the terms and conditions of the agreement, the Bank is generally entitled to payment of a fee for each account opened by American Express for the specified customers, subject to the satisfaction of certain conditions. The description of this agreement between the Bank and AETRSC is qualified in its entirety by the agreement which will be filed by Advanta as an exhibit to its next Quarterly Report on Form 10-Q, in accordance with applicable requirements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Advanta Corp.
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                                                     (Registrant)


Date: June 5, 2009
                                        By: /s/ Jay A. Dubow
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                                            Jay A. Dubow
                                            Senior Vice President, Chief
                                            Administrative Officer,
                                            Secretary and General Counsel